Exhibit 10.10.1
FIRST AMENDMENT TO AMENDED
AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of August 29, 2005, is made among (i) BUILDING MATERIALS HOLDING CORPORATION, a Delaware corporation (“Holdings”), as borrower, (ii) BMC WEST CORPORATION, a Delaware corporation (the “Company”), and certain other affiliates of Holdings, as guarantors, (iii) the financial institutions listed on the signature pages hereof under the heading “LENDERS” (individually, each a “Lender” and, collectively, the “Lenders”), (iv) SUNTRUST BANK, as Co-Lead Arranger and Syndication Agent, (v) JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent, (vi) LASALLE BUSINESS CREDIT, LLC, as Co-Documentation Agent, (vii) U.S. BANK NATIONAL ASSOCIATION, as Co-Documentation Agent, and (viii) WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as the L/C Issuer, the Swingline Lender, the administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Sole Book Runner and Co-Lead Arranger.

Holdings, the Company and the other Guarantors, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of June 30, 2005 (the “Credit Agreement”). Holdings has requested that the Lenders agree to certain amendments to the Credit Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Credit Agreement. All capitalized terms used in this Amendment (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2  Amendments to the Credit Agreement.

(a) Amendments. The Credit Agreement shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 3 of this Amendment (the “Effective Date”): Section 8.04(e) of the Credit Agreement shall be amended and restated in its entirety as set forth below:

“(e) Investments constituting Minority Investments, Investments incurred in order to consummate Permitted Acquisitions and Investments constituting exercised Put Obligations, provided that (i) all such Investments in the aggregate, plus the aggregate amount of dispositions under Section 8.02(f), shall not exceed $200,000,000 (A) from the Effective Date through December 31, 2005 and (B) in any calendar year thereafter (the “Annual Limit”); provided, however, that any such Investments (or any applicable portion thereof) for which the consideration provided by Holdings or any Subsidiary shall consist solely of equity securities shall not be subject to the Annual Limit; (ii) no such Investment shall be made if the Person that is the subject of such Investment is located outside the United States, and (iii) Holdings shall be in full pro forma compliance with the financial covenants set forth in Section 8.19, measured as of the last day of the fiscal quarter then most recently ended, after giving effect to such Investment;”.

(b) References Within Credit Agreement. Each reference in the Credit Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) Execution. The Administrative Agent shall have received (i) from Holdings, the Company and each other Guarantor a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment and (ii) from each Lender a duly executed written consent to this Amendment authorizing the Administrative Agent to execute and deliver this Amendment on such Lender’s behalf.

(b) Fees and Expenses. Holdings shall have paid all invoiced costs and expenses then due in accordance with Section 6(d) of this Amendment.

(c) Additional Closing Documents and Actions. The Administrative Agent shall have received the following, in form and substance satisfactory to it: a certificate of a Responsible Officer of Holdings and the Company, stating that (i) the representations and warranties contained in Section 4 of this Amendment are true and correct on and as of the date of such certificate as though made on and as of the Effective Date, and (ii) on and as of the Effective Date, after and giving effect to this Amendment, no Default shall have occurred and be continuing.

(d) Representations and Warranties; No Default. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

(i) the representations and warranties contained in Section 4 of this Amendment shall be true and correct on and as of the Effective Date as though made on and as of such date; and

(ii) no Default shall have occurred and be continuing.

(e) Additional Documents. The Administrative Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as the Administrative Agent or any Lender (through the Administrative Agent) may reasonably request.

SECTION 4 Representations and Warranties. To induce the Lenders to enter into this Amendment, Holdings and the Company hereby confirm and restate, as of the date hereof, the representations and warranties made by them in Article VI of the Credit Agreement and in the other Loan Documents; provided, however, any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof; provided, further, however, that such representations and warranties shall be true, correct and complete as of such earlier date. For the purposes of this Section 4, (i) each reference in Article VI of the Credit Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment and shall take into account any amendments to the schedules and other disclosures made in writing by Holdings to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Majority Lenders, and (ii) Section 6.11 of the Credit Agreement shall be deemed instead to refer to the last day of the most recent fiscal quarter and fiscal year for which financial statements have then been delivered.

SECTION 5 Reaffirmation of Liens and Guarantees.

(a) Each Loan Party hereby reaffirms that the Liens granted to the Administrative Agent under the Security Agreement and the other Collateral Documents remain in full force and effect and constitute, and shall constitute on and after the Effective Date, valid and perfected Liens on the Collateral (subject only to Permitted Liens) to secure the Secured Obligations.

(b) Each of the undersigned Guarantors, in its capacity as a Guarantor, does hereby consent to this Amendment and to the documents and agreements referred to herein, and nothing herein shall in any way limit any of the terms or provisions of the Guaranty of such Guarantor or the Collateral Documents executed by such Guarantor or any other Loan Document executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

SECTION 6 Miscellaneous.

(a) Notice. The Administrative Agent shall notify Holdings, the Company and the Lenders of the occurrence of the Effective Date and promptly thereafter distribute to Holdings, the Company and the Lenders copies of all documents delivered under Section 3 of this Amendment.

(b) Credit Agreement Otherwise Not Affected. Except as expressly amended pursuant hereto, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and the Administrative Agent’s execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the “Amendment Documents”) shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future.

(c) No Reliance. Each of Holdings, the Company and each other Guarantor hereby acknowledges and confirms to the Administrative Agent and the Lenders that it is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d) Costs and Expenses. Holdings agrees to pay to the Administrative Agent on demand the reasonable out-of-pocket costs and expenses of the Administrative Agent, and the reasonable fees and disbursements of counsel to the Administrative Agent, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

(e) Binding Effect. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Holdings, the Company and each other Guarantor, the Administrative Agent and each Lender and their respective successors and assigns.

(f) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

(g) Complete Agreement; Amendments. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussion and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 11.01 of the Credit Agreement.

(h) Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

(i) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

(j) Loan Documents. This Amendment and the other Amendment Documents shall constitute Loan Documents.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

THE BORROWER BUILDING MATERIALS HOLDING CORPORATION

By
Name: Title:

THE GUARANTORS BMC WEST CORPORATION
By
Name: Title:

BMC WEST CORPORATION SOUTHCENTRAL
By
Name: Title:

BMCW SOUTHCENTRAL, L.P.
By	BMC WEST CORPORATION SOUTHCENTRAL, its General Partner

By
Name: Title:

BMCW, LLC

By	BMC WEST CORPORATION, its Managing Member

By
Name: Title:

SIGNATURE PAGE 1 TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

BMC CONSTRUCTION, INC.

By
Name: Title:

KBI CONSTRUCTION, LLC
By	BMC Construction, Inc., its Managing Member

By
Name: Title:

KB INDUSTRIES LIMITED PARTNERSHIP
By	BUILDING MATERIALS HOLDING CORPORATION, its General Partner

By
Name: Title:

VAUGHN ROAD, L.L.C.
By	BMC CONSTRUCTION, INC., its Sole Member

By
Name: Title:

KBI CONCRETE, LLC

By	BMC CONSTRUCTION, INC., its Sole Member

By
Name: Title:

SIGNATURE PAGE 2 TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

TOTAL CONCRETE, LLC

By	KBI CONCRETE, LLC, its Sole Member

By
Name: Title:

KBI CONSTRUCTION, LLC
By	BMC BMC CONSTRUCTION, INC., its Sole Member

By
Name: Title:

RJ NORCAL, LLC
By	BMC BMC CONSTRUCTION, INC., its Sole Member

By
Name: Title:

KBI NORCAL GENERAL PARTNERSHIP

By
Name: Title:

KBI NORCAL WINDOWS, INC.

By
Name: Title:

SIGNATURE PAGE 3 TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

KBI STUCCO, INC.

By
Name: Title:

THE ADMINISTRATIVE AGENT WELLS FARGO BANK, NATIONAL ASSOCIATION

By
Name: Title:

SIGNATURE PAGE 4 TO FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT